UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2013

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4452 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

(214) 905-5145
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 13, 2013, ULURU Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”).  The total number of shares of Common Stock entitled to vote at the Annual Meeting was 12,782,977, of which 9,345,980 shares of Common Stock, or 73.1%, were represented either in person or by proxy and, therefore, a quorum was present.  The proposals submitted to a vote of the stockholders at the Annual Meeting are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2013.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1.	Election of Directors.

By the votes reflected below, the following nominees were elected to the Company’s Board of Directors to hold office for the term expiring at the 2014 Annual Meeting of Stockholders or until their successors are elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey B. Davis	3,977,146	88,573	5,280,261
Kerry P. Gray	4,037,523	28,196	5,280,261
Helmut Kerschbaumer	4,037,517	28,202	5,280,261
Klaus Kuehne	4,037,517	28,202	5,280,261

Proposal 2.	Ratification of the appointment of Lane Gorman Trubitt, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,100,569	34,285	211,126	Not applicable

Proposal 3.	Amend the Company’s 2006 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 1,200,000 shares to 1,800,000 shares.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,965,240	1,098,767	1,712	5,280,261

Proposal 4.
Approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables, and accompanying narrative discussions contained in our 2013 Proxy Statement.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,973,096	595,771	496,852	5,280,261

Proposal 5.	Approve, on a non-binding advisory basis, the frequency of future non-binding advisory votes for approving the compensation of our named executive officers.

The proposal was approved for a frequency of every three years by the following vote:

1 Year	2 Years	3 Years	Abstentions
620,553	81,146	2,848,112	515,908

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: June 14, 2013	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Vice President and Chief Financial Officer